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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 7, 2003 accompanying the financial statements included in the Annual Report on Form 10-KSB of Caraco
Pharmaceutical Laboratories Ltd. for the year ended December 31, 2002.


                                                    /s/ Rehmann Robson



Troy, Michigan
April 8, 2003




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